UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549

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                                  FORM 8-K
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                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 26, 2006


                                ASHLAND INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  Kentucky
               (State or other jurisdiction of incorporation)


         1-32532                                      20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

          50 E. RIVERCENTER BOULEVARD, COVINGTON, KENTUCKY 41011
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

               P.O. BOX 391, COVINGTON, KENTUCKY 41012-0391
                       (MAILING ADDRESS) (ZIP CODE)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 26, 2006, Ashland Inc. ("Ashland") posted the information contained in Exhibits 99.l and 99.2 on the "Investor Relations" section of its website located at www.ashland.com. Exhibits 99.1 and 99.2 include tables from a corporate fact sheet and a five year summary of operating and net income, each updated to reflect Ashland's financial results for the quarter ended June 30, 2006. On July 28, 2006, Ashland posted the information contained in Exhibit 99.3 on the "Investor Relations" section of its website revising the "Operating Information" table in its corporate fact sheet posted to the website on July 26, 2006. The information furnished gives historical data for Ashland's newly identified segments, Ashland Performance Materials and Ashland Water Technologies, which were previously reported together as a single segment, the former Ashland Specialty Chemical.

     The information in this report, being furnished pursuant to Item 2.02 of Form 8-K, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

99.1 Tables from the Ashland Inc. Fact Sheet as of June 30, 2006, posted to website on July 26, 2006.

99.2 Five Year Operating and Net Income Summary posted to website on July 26, 2006.

99.3 Tables from the Ashland Inc. Fact Sheet as of June 30, 2006, posted to website on July 28, 2006.





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


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               ASHLAND INC.
                                   ----------------------------------------
                                               (Registrant)



July 28, 2006                      /s/ J. Marvin Quin
                                   ----------------------------------------
                                   J. Marvin Quin
                                   Senior Vice President and
                                   Chief Financial Officer




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


                               EXHIBIT INDEX


99.1 Tables from the Ashland Inc. Fact Sheet as of June 30, 2006, posted to website on July 26, 2006.

99.2 Five Year Operating and Net Income Summary posted to website on July 26, 2006.

99.3 Tables from the Ashland Inc. Fact Sheet as of June 30, 2006, posted to website on July 28, 2006.



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